UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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EyePoint Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 1, 2020

Dear Stockholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders, or the Special Meeting, of EyePoint Pharmaceuticals, Inc., or the Company, will be held on December 1, 2020 at 9:00 a.m., Eastern Standard Time. The Special Meeting will be a virtual meeting via live webcast on the Internet. You will not be able to attend the Special Meeting in person. Instead, you will be able to attend the Special Meeting by visiting www.meetingcenter.io/223105536. The Special Meeting will be held for the following purposes:

1.

To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1:10 to 1:25, as determined by the Company’s Board of Directors, or the Board, and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, or the Reverse Stock Split Proposal; and

2.

To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split Proposal, or the Adjournment Proposal.

The Board unanimously recommends that stockholders vote FOR the Reverse Stock Split Proposal and FOR the Adjournment Proposal. During the ten days before the Special Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call John Mercer, our Director of IP and Corporate Counsel, at (508) 934-6243, and/or email him at jmercer@eyepointpharma.com to arrange the inspection.

Stockholders of record at the close of business on October 15, 2020, the record date of the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement of the Special Meeting.

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend, you are respectfully requested by the Board to promptly either sign, date and return the enclosed proxy card or vote via the Internet by following the instructions provided on the proxy card. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors

Ron Honig
SVP, General Counsel and Company Secretary

October 16, 2020

Watertown, Massachusetts

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be Held on December 1, 2020:

Copies of our Proxy Materials, consisting of the Notice of Special Meeting and the Proxy Statement are available at www.envisionreports.com/EYPT

In this proxy statement, the words “EyePoint,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to EyePoint Pharmaceuticals, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

iii

SPECIAL MEETING OF STOCKHOLDERS

To Be Held December 1, 2020

This proxy statement, or the Proxy Statement, is furnished in connection with the solicitation of proxies by the Board of Directors, or the Board, of EyePoint Pharmaceuticals, Inc. (“we,” “us,” or the “Company”) for a Special Meeting of Stockholders to be held on December 1, 2020 at 9:00 a.m., Eastern Standard Time, virtually at www.meetingcenter.io/223105536, and for any adjournment or postponement thereof, or the Special Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 1, 2020. Our Proxy Statement is available at www.envisionreports.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders.

Our Board has made these proxy materials available to you on the Internet, or, upon your request, has delivered a printed or e-mail copy of these proxy materials to you, in connection with its solicitation of proxies for use at the Special Meeting. We will begin sending the Notice of Internet Availability of Proxy Materials, or the Notice, on or about October 20, 2020. You received proxy materials because you owned shares of our common stock at the close of business on October 15, 2020, or the Record Date, and that entitles you to vote at the Special Meeting. These proxy materials describe the matters on which our Board would like you to vote and contain information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, when we solicit your proxy.

QUESTIONS AND ANSWERS

ABOUT

THE PROXY MATERIALS AND VOTING

Proxy Materials

What is in this Proxy Statement?

This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote at the Special Meeting. It gives you information on the proposals, as well as other information about us, so that you can make an informed decision on whether or how to vote your stock.

What is the purpose of the Special Meeting?

We are holding the Special Meeting for the following purposes, which are described in more detail below in this Proxy Statement:

1.

to approve an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1:10 to 1:25, as determined by our Board and with such reverse stock split to be effected at such time and date, if at all, as determined by our Board in its sole discretion, or the Reverse Stock Split Proposal; and

2.

to approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split Proposal, or the Adjournment Proposal.

Who is entitled to vote at the Special Meeting?

Only stockholders of record as of the close of business on October 15, 2020 are entitled to notice of, and to vote at, the Special Meeting. During the ten days before the Special Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call John Mercer, our Director of IP and Corporate Counsel, at (508) 934-6243, and/or email him at jmercer@eyepointpharma.com to arrange a visit to our offices the inspection.

How many shares of common stock can vote?

There were 133,776,164 shares of our common stock outstanding as of the close of business on the Record Date. Each stockholder entitled to vote at the Special Meeting may cast one vote for each share of common stock owned by him, her or it that has voting power upon each matter considered at the Special Meeting. As to each of the proposals, holders of our common stock may vote “FOR,” “AGAINST,” or “ABSTAIN.”

Voting Information

What items of business will be voted on at the Special Meeting?

The items of business scheduled to be voted on at the Special Meeting are:

Proposal No. 1:	The Reverse Stock Split Proposal.

Proposal No. 2:	The Adjournment Proposal.

See the “Proposals” section of this Proxy Statement for information on these proposals.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares as follows:

Board Recommendation
Proposal No. 1:	The Reverse Stock Split Proposal.	FOR

Proposal No. 2:	The Adjournment Proposal.	FOR

See the “Proposals” section of this Proxy Statement for information on these proposals and our Board’s recommendations.

What is the difference between holding shares as a “stockholder of record” as compared to as a “beneficial owner”?

Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote personally at the Special Meeting. You will need the control or account number included in your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. If you do not wish to vote personally or you will not be attending the Special Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you may also vote by telephone or by mail by following the instructions contained in the proxy card that accompanied these materials. See “How can I vote my shares without attending the Special Meeting?” below.

•

Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, like the majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote the shares in your account. Since a beneficial owner is not the stockholder of record, you may not vote your shares personally at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Special Meeting. If you do not wish to vote personally or you will not be attending the Special Meeting, you may vote by proxy over the Internet by following the instructions provided on the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or by mail by following the instructions contained on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares without attending the Special Meeting?” below.

How can I vote my shares personally at the Special Meeting?

You may vote your shares held in your name as the stockholder of record personally while participating in the Special Meeting live via the Internet at www.meetingcenter.io/223105536 using your unique control number that was included in the Notice that you received in the mail.

If your shares are held beneficially in street name, you may still vote them at the Special Meeting live via the Internet at www.meetingcenter.io/223105536 only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting live via the Internet, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

How can I vote my shares without attending the Special Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting.

•

Stockholder of Record: If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the proxy card that accompanied these materials.

•

Beneficial Owner: If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Special Meeting by:

•

granting a new proxy bearing a later date by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the proxy card that accompanied these materials;

•

providing a written notice of revocation to our Company Secretary at 480 Pleasant Street, Suite A210, Watertown, MA 02472, which notice must be received by our Company Secretary before the Special Meeting; or

•	attending the Special Meeting live via the Internet and voting personally.

If you hold shares beneficially in street name, you may change your vote by:

•	submitting new voting instructions to your broker, bank, trustee, or other nominee by following the instructions provided in the voting instruction card that accompanied these proxy materials; or
•

if you have obtained a valid legal proxy from your broker, bank, trustee, or other nominee giving you the right to vote your shares, by attending the Special Meeting via Internet and voting personally using the valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Special Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote via the Internet personally at the Special Meeting.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Nancy S. Lurker, our President and Chief Executive Officer, and Ron I. Honig, our Senior Vice President, General Counsel and Company Secretary. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Special Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a “broker non-vote”?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank, trustee or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trustee or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

The Reverse Stock Split Proposal and the Adjournment Proposal are matters we believe will be considered “routine.”

How many shares must be present or represented to conduct business at the Special Meeting?

A “quorum” is necessary to conduct business at the Special Meeting. A quorum is established if the holders of one-third of all shares issued and outstanding and entitled to vote at the Special Meeting are present at the Special Meeting, either in person via virtual communication or represented by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Special Meeting. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

What are the voting requirements to approve the proposals discussed in this Proxy Statement?

•

Reverse Stock Split Proposal. The affirmative vote of a majority of our issued and outstanding shares of common stock entitled to vote is required to approve the Reverse Stock Split Proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal.

•

Adjournment Proposal. The affirmative vote of the holders of the majority of votes properly cast on this matter is required to approve the Adjournment Proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

Who will bear the cost of soliciting votes for the Special Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask brokers, banks, trustees and other nominees to forward the proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection therewith.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Special Meeting.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Special Meeting.

Attending the Special Meeting

Why is the Special Meeting being held virtually?

Due to the potential travel and community gathering impacts of the coronavirus pandemic (COVID-19), the Special Meeting will be held solely in an online format. You can access the virtual Special Meeting at www.meetingcenter.io/223105536. By hosting the Special Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall safety for EyePoint and our stockholders. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. You will be able to vote online during the Special Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. You will only be able to participate in this manner if you log in with your holder control number.

How can I attend the Special Meeting?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held.

You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/223105536. You also will be able to vote your shares online by attending the Special Meeting by webcast.

To participate in the Special Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting will be provided to you in your proxy card or, if you hold your shares through an intermediary, such as a bank or broker, your password will be provided in the instructions from the intermediary.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 9:00 a.m., Eastern Standard Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

How do I register to attend the Special Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually on the Internet. To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Standard Time, on November 24, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail

Computershare
EyePoint Pharmaceuticals, Inc. Legal Proxy

P.O. Box 43001
Providence, RI 02940-3001

PROPOSAL 1

REVERSE STOCK SPLIT

General

Our Board has adopted and is recommending that our stockholders approve a proposed amendment to our Certificate of Incorporation, as amended, in substantially the form attached hereto as Annex A, to effect a reverse stock split of our outstanding shares of common stock at a ratio within a range from 1:10 to 1:25, with the final ratio to be determined by our Board, in its sole discretion, following stockholder approval. If the stockholders approve and adopt the proposed amendment to effect the reverse stock split, and our Board decides to implement it, the reverse stock split will become effective on the date of the filing of the proposed amendment with the Secretary of State of the State of Delaware.

The reverse stock split will be realized simultaneously for all outstanding shares of common stock and the ratio determined by our Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of shares of our common stock uniformly and each stockholder will hold the same percentage of our common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The proposed amendment will not reduce the number of authorized shares of common stock (which will remain at 300,000,000) or preferred stock (which will remain at 5,000,000) or change the par values of our common stock (which will remain at $0.001 per share) or preferred stock (which will remain at $0.001 per share).

Background

Our common stock is currently quoted on The Nasdaq Global Market and we are therefore subject to its continued listing requirements, including requirements with respect to the market value of publicly-held shares, market value of listed shares, minimum bid price per share, and minimum stockholder's equity, among others, and requirements relating to board and committee independence. If we fail to satisfy one or more of the requirements, we may be delisted from Nasdaq.

On June 12, 2020, we received notice, or the Notice, from Nasdaq that we are not currently in compliance with the $1.00 minimum closing bid price requirement of Nasdaq Listing Rule 5450(a)(1). The Notice indicated that we have until December 28, 2020 to regain compliance with the minimum bid price requirement by having the closing bid price of our common stock meet or exceed $1.00 per share for at least ten consecutive business days. If we do not regain compliance by December 28, 2020, we may be subject to delisting.

Purpose of the Proposed Reverse Stock Split

Our Board’s primary objective in proposing the reverse stock split is to raise the per share trading price of our common stock. In particular, this will help us to maintain the listing of our common stock on the Nasdaq Global Market.

Delisting from the Nasdaq Global Market may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

If we are delisted from the Nasdaq Global Market and we are not able to list our common stock on another exchange, our common stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:

•	a limited availability of market quotations for our securities;
•

a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and little or no analyst coverage for us;
•	we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and
•	a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

Our Board believes that the proposed reverse stock split is a potentially effective means for us to maintain compliance with the Nasdaq listing rules and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the Nasdaq Global Market by producing the immediate effect of increasing the bid price of our common stock.

Increase the Market Price of our Common Stock to a Level More Appealing for Investors

We also believe that the reverse stock split could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced securities to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore more likely to have fewer third-party analysis of the Company available to investors. We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the reverse stock split, together with the anticipated increased stock price immediately following and resulting from the reverse stock split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for our common stock than that which currently exists.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. Our Board cannot predict with certainty what effect the reverse stock split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares. We cannot provide you with any assurance that our shares will qualify for, or be accepted for, listing on a national securities exchange. As a result, the trading liquidity of our common stock may not improve. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not less than 1:10 and not more than 1:25, as determined by our Board in its sole discretion. In determining the reverse stock split ratio, our Board will consider numerous factors, including:

•	the historical and projected performance of our common stock;
•	prevailing market conditions;
•	general economic and other related conditions prevailing in our industry and in the marketplace;
•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;

•	our capitalization (including the number of shares of our common stock issued and outstanding);
•	the prevailing trading price for our common stock and the volume level thereof; and
•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to amend our Certificate of Incorporation, as amended, to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Principal Effects of the Reverse Stock Split

 A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, if our Board decides to implement a 1-for-10 reverse stock split of our common stock, then a stockholder holding 10,000 shares of our common stock before the reverse stock split would instead hold 1,000 shares of our common stock immediately after the reverse stock split. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustments due to the additional net share fraction that will not be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, we will pay to each registered stockholder, in cash, the value of any fractional share interest in our common stock arising from the reverse stock split.

The principal effect of the reverse stock split will be that (i) the number of shares of common stock issued and outstanding will be reduced from 133,776,164 shares as of the Record Date to a number of shares between and including one-tenth to one-twenty-fifth that amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, (ii) all outstanding options, warrants, restricted stock units and deferred stock units entitling the holders thereof to receive or purchase shares of common stock will enable such holders to receive upon vesting of their restricted stock units or settlement of their deferred stock units, as applicable, or purchase upon exercise of their options or warrants, as applicable, between and including one-tenth to one-twenty-fifth of the number of shares of common stock which such holders would have been able to receive upon vesting of their restricted stock units or settlement of their deferred stock units, as applicable, or purchase upon exercise of their options or warrants, as applicable, immediately preceding the reverse stock split, at an exercise price equal to between and including ten to twenty-five times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board (iii) the number of shares reserved for future issuance pursuant to our 2016 Long-Term Incentive Plan will be reduced to between and including one-tenth to one-twenty-fifth of the number of shares currently included in such plan, as the case may be based on the ratio for the reverse stock split as determined by our Board; and (iv) the number of shares reserved for future issuance pursuant to our 2019 Employee Stock Purchase Plan will be reduced to between and including one-tenth to one-twenty-fifth of the number of shares currently included in such plan, as the case may be based on the ratio for the reverse stock split as determined by our Board.

The following table, which is for illustrative purposes only, illustrates the effects of the reverse stock split at certain exchange ratios within the 1:10 to 1:25 range, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock and authorized shares of capital stock as of October 15, 2020.

	Before Reverse Split	Reverse Split Ratio - 1-for-10	Reverse Split Ratio - 1-for-15	Reverse Split Ratio - 1-for-20	Reverse Split Ratio - 1-for-25
Common Stock Authorized	300,000,000	300,000,000	300,000,000	300,000,000	300,000,000
Preferred Stock Authorized	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000
Number of Shares of Common Stock Issued and Outstanding	133,776,164	13,377,616	8,918,410	6,688,808	5,351,046
Common Stock Underlying Options, Warrants, Restricted Stock Units and Deferred Stock Units	15,334,626	1,533,462	1,022,308	766,731	613,385
Common Stock Available for Grant under 2016 Long-Term Incentive Plan	6,073,819	607,381	404,921	303,690	242,952
Common Stock Available for Grant under 2019 Employee Stock Purchase Plan	763,025	76,302	50,868	38,151	30,521
Total Common Stock Authorized but Unreserved	144,052,366	284,405,239	289,603,493	292,202,620	293,762,096

 Because no fractional shares will be issued, holders of our common stock could be eliminated in the event that the proposed reverse stock split is implemented. The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-tenth to one-twenty-fifth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

Effect of Authorized but Unissued Shares

The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of common stock. The number of authorized shares of common stock will not be decreased and will remain at 300,000,000. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table above under the caption “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of common stock that would be available for issuance at various reverse stock split ratios.

Our Board believes that we will need to raise additional capital in the ordinary course of business. In addition, we may issue shares to acquire other companies or assets or engage in business combination transactions. As of the date of this Proxy Statement, we have no specific plans, arrangements or understandings, whether written or oral, with respect to the increase in shares available for issuance as a result of the reverse stock split.

Potential Anti-Takeover and Dilutive Effects

The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of common stock will remain at 300,000,000, this proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect. Shares of common stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed amendment, our Board will continue to have authority under the provisions of our Certificate of Incorporation, as amended, to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the Nasdaq listing standards, assuming we remain listed on the Nasdaq Global Market. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.

In addition, if we do issue additional shares of our common stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with the implementation of the reverse stock split:

•

Although we expect that the reverse stock split will result in an increase in the market price of our common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•

While our Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•

Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the reverse stock split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split.

•

Furthermore, because implementation of the reverse stock split would not change the total number of shares of our common stock authorized for issuance, the number of shares of our common stock available for issuance following the implementation of the reverse stock split would increase to the extent the reverse stock split reduces the number of outstanding shares of our common stock. Such available shares may be used for future corporate purposes, including future acquisitions, investment opportunities, the establishment of collaboration or other strategic agreements, capital raising transactions involving equity or convertible debt securities, future at the market offerings of common stock, or issuance under current or future employee equity plans, and the issuance of equity securities in connection with such transactions may result in potentially significant dilution of our current stockholders’ ownership interests in the Company.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the reverse stock split is approved by our stockholders, the reverse stock split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if the reverse stock split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will have your shares automatically exchanged and as soon as practicable after the effective time of the reverse stock split, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the reverse stock split indicating the number of post-reverse stock split shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, we will pay to each registered stockholder, in cash, the value of any fractional share interest in our common stock arising from the reverse stock split. Those registered stockholders who hold their shares in certificate form will receive a cash payment for their fractional interest, if applicable, following the surrender of their pre-reverse stock split stock certificates for post-reverse stock split shares. The cash payment would equal the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price of the common stock as reported on The Nasdaq Global Market (or other market on which the Company’s common stock is listed), as of the effective date of the reverse stock split. This cash payment may be subject to applicable U.S. federal, state and local income tax.

No transaction costs will be assessed on stockholders for the cash payment. Stockholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date payment is made for their fractional share interest in our common stock. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of our common stock at the effective date of the reverse stock split to receive at least one share in the reverse stock split and you want to continue to hold our common stock after the split, you may do so by either:

•	purchasing a sufficient number of shares of our common stock; or
•

if you have shares of common stock in more than one account, consolidating your accounts, so that in each case you hold a number of shares of our common stock in each of your accounts prior to the reverse stock split that would entitle you to receive at least one share of our common stock on a post-reverse stock split basis. Common stock held in registered form (that is, shares held by you in your own name on the Company’s share register maintained by its transfer agent) and common stock held in “street name” (that is, shares held by you through a bank, broker or other nominee) for the same investor would be considered held in separate accounts and would not be aggregated when implementing the reverse stock split. Also, shares of common stock held in registered form but in separate accounts by the same investor would not be aggregated when implementing the reverse stock split.

After the reverse stock split, then-current stockholders would have no further interest in the Company with respect to their fractional shares. A person otherwise entitled to a fractional share interest would not have any voting, dividend or other rights in respect of their fractional interest except to receive the cash payment as described above. Such cash payments would reduce the number of post-split stockholders to the extent that there are stockholders holding fewer than that number of pre-split shares within the exchange ratio that is determined by the Board as described above. Reducing the number of post-split stockholders, however, is not the purpose of this proposal or the reverse stock split.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding amendment to our Certificate of Incorporation, as amended, to effect the reverse stock split and we will not independently provide our stockholders with any such right.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important tax considerations of the reverse stock split. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. Assuming the reverse stock split qualifies as reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest. The aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse stock split shares received will include the holding period of the pre-reverse stock split shares exchanged.

A holder of the pre-reverse stock split shares who receives cash will generally be treated as having exchanged a fractional share interest for cash in a redemption by us. The amount of any gain or loss will be equal to the difference between the portion of the tax basis of the pre-reverse stock split shares allocated to the fractional share interest and the cash received and generally should be capital gain or loss and generally would be a long-term gain or loss to the extent that the holder’s holding period exceeds 12 months.

The foregoing views are not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with their own tax advisor with respect to all of the potential tax consequences to them of the reverse stock split.

Required Vote

The affirmative vote of a majority of our issued and outstanding shares of common stock entitled to vote is required to approve the Reverse Stock Split Proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal.

Recommendation of the Board

The Board recommends stockholders vote “FOR” the Reverse Stock Split Proposal.

PROPOSAL 2

ADJOURNMENT PROPOSAL

General

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are insufficient votes in favor of approval of the Reverse Stock Split Proposal.

Required Vote

The affirmative vote of the holders of the majority of votes properly cast on this matter is required to approve the Adjournment Proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the Adjournment Proposal.

STOCK OWNERSHIP

Stock Ownership of Directors, Officers and Principal Stockholders

At the close of business on October 15, 2020, there were 133,776,164 shares of our common stock issued and outstanding and entitled to vote. On October 15, 2020, the closing price of our common stock as reported on the Nasdaq Global Market was $0.50 per share. The following table sets forth certain information relating to the beneficial ownership of our common stock as of October 15, 2020 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our Named Executive Officers (as defined below); and
•	all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Unless otherwise indicated, the address for each of the beneficial owners listed below is: c/o EyePoint Pharmaceuticals, Inc., 480 Pleasant Street, Suite A210, Watertown, MA 02472, United States.

Beneficial Owner	Aggregate Number of Shares Beneficially Owned(1)	Percent of Shares Beneficially Owned
Greater Than 5% Stockholder:
EW Healthcare(2)(3)	41,903,956	31.32%
21 Waterway Avenue, Suite 225
The Woodlands, TX 77380
Executive Officers and Directors:
Göran Ando	113,333	*
Nancy Lurker	2,781,592	2.05%
Douglas Godshall	282,834	*
Ron Eastman(2)(3)	41,903,956	31.32%
Kristine Peterson	153,334	*
John Landis	133,333	*
David Guyer	26,666	*
Wendy DiCicco	26,666	*
George Elston	262,464	*
Dario Paggiarino	700,856	*
Scott Jones	203,511	*
All current directors and executive officers as a group (11 persons)	46,588,545	33.89%

*	Represents holdings of less than 1% of our outstanding common stock
(1)

Reflects sole voting and investment power, except as indicated below. Includes shares of common stock that each of the following persons had the right to acquire on October 15, 2020 or within sixty (60) days thereafter through the exercise of stock options or for the issuance of common shares underlying restricted stock units and deferred stock units: Dr. Ando (113,333), Ms. Lurker (1,997,125), Mr. Godshall (265,834), Ms. Peterson (153,334), Dr. Landis (93,333), Dr. Guyer (26,666), Ms. DiCicco (26,666), Mr. Elston (222,464), Dr. Paggiarino (611,712) and Mr. Jones (177,421).

(2)

Based, in part, on information provided on a Schedule 13D/A filed jointly on February 13, 2019 by EWHP, EWHP-A, Essex Woodlands Fund IX-GP, L.P., a Delaware limited partnership, or Essex IX Fund GP, Essex Woodlands IX, LLC, a Delaware limited liability company, or Essex IX General Partner, Martin P. Sutter, an individual, R. Scott Barry, an individual, Ronald W. Eastman, an individual, and Petri Vainio, an individual, each of which serve as a Manager and collectively as the Managers. Essex IX Fund GP is the general partner of each of EWHP and EWHP-A, and Essex IX General Partner is the general partner of Essex IX Fund GP. The Managers are each managers of Essex IX General Partner. EWHP and EWHP-A have the sole voting and investment power with respect to their respective shares of common stock. Each of the Managers may be deemed to have shared voting and dispositive power with respect to the shares of common stock registered hereunder. Each of Essex IX Fund GP, Essex IX General Partner and the Managers, including Mr. Eastman, disclaims beneficial ownership of the shares held by EWHP and EWHP-A, except to the extent of any pecuniary interests therein. The principal address of EWHP, EWHP-A, Essex IX Fund GP, Essex IX General Partner and each of the Managers is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380.

(3)Consists of 40,283,255 shares of common stock held by EWHP and 1,620,701 shares of common stock held by EWHP-A.

INFORMATION ABOUT STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder proposals for inclusion in our proxy statement: To be eligible for inclusion in our proxy statement and form of proxy relating to our 2021 Annual Meeting of Stockholders, or the 2021 Annual Meeting, stockholder proposals must be submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and received at our principal executive offices no later than January 8, 2021, which is 120 calendar days before May 8, 2021—the anniversary of the date the proxy statement was released to stockholders in connection with our 2020 Annual Meeting of Stockholders, or the 2020 Annual Meeting. If the date of the 2021 Annual Meeting is changed by more than 30 days from the anniversary date of the 2020 Annual Meeting held on June 23, 2020, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other stockholder proposals: A nomination of one or more persons for election as a director or any other stockholder proposal not included in our proxy statement for the 2021 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Company Secretary at our principal executive offices and otherwise complies with the provisions of our By-Laws. To be timely, our By-Laws provide that we must receive the stockholder’s notice: (i) not less than 60 days in advance of the meeting if the meeting is to be held on a day which is within 30 days preceding the anniversary of the 2020 Annual Meeting, (ii) not less than 90 days in advance of the meeting if the meeting is to be held on or after the anniversary of the 2020 Annual Meeting, and (iii) in any other cases, not more than 15 days following the date on which notice or public disclosure (as defined in our By-Laws) of the date of the 2021 Annual Meeting is made.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing requirements and with the SEC regulations regarding stockholder proposals.

HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name may receive only one Notice of Internet Availability of Proxy Materials, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Internet Availability Proxy Materials, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the Notice of Internet Availability Proxy Materials for your household, please contact our Company Secretary by mail, c/o EyePoint Pharmaceuticals, Inc., 480 Pleasant Street, Suite A210, Watertown, MA 02472, or by phone at (617) 926-5000. If you participate in householding and wish to receive a separate copy of the Notice of Internet Availability Proxy Materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of this document in the future, please contact our Company Secretary as indicated above.

If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of our proxy materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

By Order of the Board of Directors,

/s/ Nancy S. Lurker
Nancy S. Lurker
President and Chief Executive Officer

ANNEX A

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION

OF

EyePoint Pharmaceuticals, Inc.

EyePoint Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), for the purpose of amending its Certificate of Incorporation, as amended (the “Certificate of Incorporation”), in accordance with the DGCL, does hereby make and execute this Certificate of Amendment to the Certificate of Incorporation, and does hereby certify that:

1.  The name of the Corporation is EyePoint Pharmaceuticals, Inc.

2.  The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), so that effective upon the effective time of this Certificate of Amendment (the “Effective Time”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware, every [ten] [eleven] [twelve] [thirteen] [fourteen] [fifteen] [sixteen] [seventeen] [eighteen] [nineteen] [twenty] [twenty-one] [twenty-two] [twenty-three] [twenty-four] [twenty-five] shares of the Corporation’s common stock, par value $0.001 per share (hereinafter the “Common Stock”), issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”) and without increasing or decreasing the authorized number of shares of Common Stock or the Corporation’s preferred stock, par value $0.001 per share (hereinafter the “Preferred Stock”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the Common Stock on The Nasdaq Global Market at the close of business on the date of the Effective Time.  The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.

3.  This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.  This Certificate of Amendment shall become effective as of     , Eastern Time on            , 20  .

IN WITNESS WHEREOF, I have signed this Certificate this ______ day of ____________, 20__.

Nancy S. Lurker President and Chief Executive Officer

EYEPOINT PHARMACEUTICALS VOTE  1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03BXAB + + 1. To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of its common stock at a ratio in the range of 1:10 to 1:25, as determined by the Company’s Board of Directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s Board of Directors in its sole discretion. 2. To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the reverse stock split proposal. For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Special Meeting Proxy Card For Against Abstain A The Board of Directors recommends you vote FOR proposals 1 and 2. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on December 1, 2020: The proxy statement is available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders. 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 7 9 0 3 9 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/EYPT or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/EYPT Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/EYPT Notice of 2020 Special Meeting of Stockholders Proxy Solicited by the Board of Directors for the Special Meeting of Stockholders — December 1, 2020 The undersigned hereby appoints Ron Honig and Nancy Lurker, and each of them, each with the full power of substitution, as proxies to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of EyePoint Pharmaceuticals, Inc. to be held on Tuesday, December 1, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted in the manner directed by the stockholder. If no such directions are indicated, each of the Proxies will have authority to vote FOR proposals 1 and 2. In his or her discretion, each of the Proxies is authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — EyePoint Pharmaceuticals, Inc. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 1, 2020: The proxy statement is available at www.edocumentview.com/EYPT for street holders and www.envisionreports.com/EYPT for registered holders. The 2020 Special Meeting of Stockholders of EyePoint Pharmaceuticals will be held on December 1, 2020 at 9:00am Eastern Time, virtually via the internet at www.meetingcenter.io/223105536. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — EYPT2020.